UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02258

Eaton Vance Series Trust II

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2022

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Income Fund of Boston
Annual Report
October 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2022
Eaton Vance
Income Fund of Boston

Eaton Vance
Income Fund of Boston
October 31, 2022
Management’s Discussion of Fund Performance†

Economic and Market Conditions
For the 12-month period ended October 31, 2022, the U.S. high yield bond market recorded negative returns. Two key events -- more restrictive monetary policies by central banks worldwide in response to the highest inflation readings in years, and the first major European war in decades -- prompted a sharp rise in stock volatility and a widespread sell-off of risk assets during the period.
The U.S. high yield bond market began the period with modest returns even as market volatility surged among risk assets. A dizzying combination of a rapidly spreading Omicron variant of COVID-19, central banks’ evolving monetary policies, and concerns over a potential economic slowdown in China, unsettled investors during the period.
The high yield market turned negative during the first quarter of calendar 2022, following money-tightening messages from the U.S. Federal Reserve (the Fed). Elevated tensions over the buildup of Russian troops along the Ukrainian border and the economic impact from the spread of Omicron further weighed on risk sentiment. U.S. Treasury yields leapt, credit spreads generally widened, and fixed-rate products were sold off during the period.
For the most part, volatility increased and investor aversion to risk heightened later in the period. The Fed’s focus on fighting inflation prompted a spike in U.S. Treasury yields and was accompanied by a notable weakening in oil prices. The ongoing war in Ukraine and the precarious energy situation in Western Europe further rattled investors. In the last month of the period, however, expectations that the Fed might moderate its pace of interest rate hikes produced a strong rally in high yield markets.
For the period as a whole, the ICE BofA U.S. High Yield Index (the Index), returned -11.45%, and the Bloomberg U.S. Aggregate Bond Index returned -15.68%.
By period-end, high yield issuance totaled $139 billion, down from $500 billion during the prior 12-month period. During the same time, the trailing 12-month par-weighted default rate rose to 0.84%, from 0.36% at the end of the prior 12-month period.
Fund Performance
For the 12-month period ended October 31, 2022, Eaton Vance Income Fund of Boston (the Fund) returned -8.87% for Class A shares at net asset value (NAV), outperforming its benchmark, the Index, which returned -11.45%.
The Fund’s credit selections by sector contributed overall to returns relative to the Index during the period. Selections within the gaming, health care, and energy sectors were particularly beneficial. Allocations by sector also contributed, notably an overweight exposure to the gaming industry. The Fund’s allocation to cash further benefited returns. The Fund’s selections within the automotive & auto parts and the diversified media industries, and an overweight exposure to the health care sector detracted from relative returns during the period.
Allocations and selections by credit-rating quality also contributed to relative performance. An out-of-Index exposure to nonrated securities in particular aided relative returns. Selections in the single-B and CCC-rated segments were notable contributors. Selections in the split BBB/BB-rated segment, however, detracted from returns relative to the Index during the period.
The Fund’s selections and duration positioning benefited returns relative to the Index. Bond selections with durations between 2-5 years and 5-10 years contributed to relative performance. An overweight exposure to bonds with durations less than 2 years was beneficial, while selection decisions within this duration segment detracted from relative performance. An underweight exposure to bonds with durations between 2-5 years also detracted from relative returns during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Income Fund of Boston
October 31, 2022
Performance

Portfolio Manager(s) Kelley Gerrity, Stephen C. Concannon, CFA and Jeffrey D. Mueller
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/15/1972	06/15/1972	(8.87)%	1.91%	3.77%
Class A with 3.25% Maximum Sales Charge	—	—	(11.87)	1.26	3.42
Class C at NAV	06/21/2002	06/15/1972	(9.39)	1.17	3.14
Class C with 1% Maximum Deferred Sales Charge	—	—	(10.26)	1.17	3.14
Class I at NAV	07/01/1999	06/15/1972	(8.44)	2.18	4.03
Class R at NAV	01/05/2004	06/15/1972	(9.08)	1.68	3.52
Class R6 at NAV	07/01/2014	06/15/1972	(8.35)	2.27	4.11

ICE BofA U.S. High Yield Index	—	—	(11.45)%	1.90%	4.07%
ICE BofA U.S. High Yield Constrained Index	—	—	(11.45)	1.88	4.06
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R	Class R6
Gross	1.01%	1.76%	0.76%	1.26%	0.67%
Net	1.00	1.75	0.75	1.25	0.66
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2012	$13,621	N.A.
Class I, at minimum investment	$1,000,000	10/31/2012	$1,484,922	N.A.
Class R	$10,000	10/31/2012	$14,137	N.A.
Class R6, at minimum investment	$5,000,000	10/31/2012	$7,479,475	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Income Fund of Boston
October 31, 2022
Fund Profile

Credit Quality (% of total investments)[1]
Footnotes:
[1]	Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. For purposes of ratings restrictions, the average of Moody’s, S&P and Fitch is used. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Eaton Vance
Income Fund of Boston
October 31, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	ICE BofA U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE BofA U.S. High Yield Constrained Index is an unmanaged index of below-investment grade U.S. corporate bonds, with issuer exposure capped at 2%. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/23. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities.
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.
Risk asset is a term broadly used to describe any asset that is not a high-quality government bond.

Eaton Vance
Income Fund of Boston
October 31, 2022
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (5/1/22)	Ending Account Value (10/31/22)	Expenses Paid During Period* (5/1/22 – 10/31/22)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 959.00	$4.94**	1.00%
Class C	$1,000.00	$ 957.00	$8.63**	1.75%
Class I	$1,000.00	$ 962.30	$3.71**	0.75%
Class R	$1,000.00	$ 959.70	$6.17**	1.25%
Class R6	$1,000.00	$ 962.80	$3.27**	0.66%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.16	$5.09**	1.00%
Class C	$1,000.00	$1,016.38	$8.89**	1.75%
Class I	$1,000.00	$1,021.43	$3.82**	0.75%
Class R	$1,000.00	$1,018.90	$6.36**	1.25%
Class R6	$1,000.00	$1,021.88	$3.36**	0.66%
*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2022.
**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

Eaton Vance
Income Fund of Boston
October 31, 2022
Portfolio of Investments

Common Stocks — 0.9%
Security	Shares	Value
Energy — 0.7%
Ascent CNR Corp., Class A(1)(2)(3)	32,029,863	$ 8,327,765
Cheniere Energy, Inc.	130,808	23,075,839
Nine Point Energy Holdings, Inc.(1)(2)(3)	157,059	0
		$ 31,403,604
Environmental — 0.2%
GFL Environmental, Inc.	300,300	$ 8,105,097
		$ 8,105,097
Gaming — 0.0%
New Cotai Participation Corp., Class B(1)(2)(3)	36	$ 0
		$ 0
Leisure — 0.0%(4)
iFIT Health and Fitness, Inc.(1)(2)(3)	128,520	$ 89,964
		$ 89,964
Technology — 0.0%(4)
Riverbed Technology, Inc.(2)(5)	157,965	$ 79,377
		$ 79,377
Total Common Stocks (identified cost $28,414,890)		$ 39,678,042

Convertible Bonds — 0.3%
Security	Principal Amount (000's omitted)	Value
Leisure — 0.3%
Peloton Interactive, Inc., 0.00%, 2/15/26	$19,532	$ 14,063,877
Total Convertible Bonds (identified cost $17,267,372)		$ 14,063,877

Convertible Preferred Stocks — 0.3%
Security	Shares	Value
Energy — 0.0%
Nine Point Energy Holdings, Inc., Series A, 12.00%, (PIK)(1)(2)(3)	2,928	$ 0
		$ 0
Security	Shares	Value
Environmental — 0.1%
GFL Environmental, Inc., 6.00%	98,016	$ 5,978,976
		$ 5,978,976
Healthcare — 0.2%
Becton Dickinson and Co., Series B, 6.00%	213,119	$ 10,387,420
		$ 10,387,420
Technology — 0.0%(4)
Riverbed Technology, Inc., Series A, 6.50%, (1.50% cash, 5.00% PIK)(5)	126,256	$ 126,256
		$ 126,256
Total Convertible Preferred Stocks (identified cost $22,990,795)		$ 16,492,652

Corporate Bonds — 86.2%
Security	Principal Amount* (000's omitted)	Value
Aerospace — 3.0%
Bombardier, Inc.:
7.125%, 6/15/26(6)	7,440	$ 7,054,775
7.875%, 4/15/27(6)	6,477	6,163,286
BWX Technologies, Inc.:
4.125%, 6/30/28(6)	8,345	7,314,059
4.125%, 4/15/29(6)	7,093	6,142,893
Moog, Inc., 4.25%, 12/15/27(6)	10,223	9,164,459
Rolls-Royce PLC, 5.75%, 10/15/27(6)	28,737	26,045,493
Science Applications International Corp., 4.875%, 4/1/28(6)	12,585	11,476,908
TransDigm UK Holdings PLC, 6.875%, 5/15/26	5,020	4,906,548
TransDigm, Inc.:
4.625%, 1/15/29	11,770	10,041,575
5.50%, 11/15/27	15,419	14,090,499
6.25%, 3/15/26(6)	16,947	16,745,924
6.375%, 6/15/26	9,600	9,276,768
7.50%, 3/15/27	7,253	7,157,841
		$ 135,581,028
Air Transportation — 1.2%
American Airlines, Inc./AAdvantage Loyalty IP, Ltd.:
5.50%, 4/20/26(6)	19,773	$ 18,862,092
5.75%, 4/20/29(6)	7,773	7,087,305
United Airlines, Inc.:
4.375%, 4/15/26(6)	8,188	7,488,072

See Notes to Financial Statements.

Eaton Vance
Income Fund of Boston
October 31, 2022
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Air Transportation (continued)
United Airlines, Inc.: (continued)
4.625%, 4/15/29(6)	10,596	$ 9,081,037
VistaJet Malta Finance PLC/XO Management Holding, Inc., 6.375%, 2/1/30(6)	16,025	13,342,659
		$ 55,861,165
Automotive & Auto Parts — 3.4%
Ford Motor Co.:
3.25%, 2/12/32	26,385	$ 19,855,372
4.75%, 1/15/43	17,531	12,239,706
7.45%, 7/16/31	4,673	4,695,080
9.625%, 4/22/30	2,055	2,296,747
Ford Motor Credit Co., LLC:
2.90%, 2/16/28	4,218	3,434,539
3.37%, 11/17/23	4,486	4,336,111
3.625%, 6/17/31	11,330	8,835,134
3.815%, 11/2/27	18,089	15,579,723
4.00%, 11/13/30	9,839	7,983,857
4.125%, 8/17/27	23,978	21,344,976
4.271%, 1/9/27	4,368	3,953,892
5.113%, 5/3/29	5,476	4,905,100
5.125%, 6/16/25	9,083	8,777,720
5.584%, 3/18/24	1,976	1,948,924
Goodyear Tire & Rubber Co. (The):
5.00%, 7/15/29	9,983	8,682,914
5.25%, 7/15/31	16,742	14,207,261
Real Hero Merger Sub 2, Inc., 6.25%, 2/1/29(6)	10,675	7,678,852
Wheel Pros, Inc., 6.50%, 5/15/29(6)	10,984	5,186,021
		$ 155,941,929
Banking & Thrifts — 0.3%
SVB Financial Group, 4.10% to 2/15/31(7)(8)	18,860	$ 11,688,197
		$ 11,688,197
Broadcasting — 1.6%
Audacy Capital Corp., 6.75%, 3/31/29(6)	16,478	$ 4,711,034
Playtika Holding Corp., 4.25%, 3/15/29(6)	10,847	9,054,208
Sirius XM Radio, Inc.:
3.125%, 9/1/26(6)	9,505	8,514,056
3.875%, 9/1/31(6)	9,550	7,658,432
4.125%, 7/1/30(6)	10,958	8,986,915
5.00%, 8/1/27(6)	14,487	13,357,086
Security	Principal Amount* (000's omitted)		Value
Broadcasting (continued)
Townsquare Media, Inc., 6.875%, 2/1/26(6)		12,674	$ 11,989,794
Univision Communications, Inc., 7.375%, 6/30/30(6)		9,442	9,146,513
			$ 73,418,038
Building Materials — 2.2%
Builders FirstSource, Inc.:
4.25%, 2/1/32(6)		20,950	$ 16,799,491
5.00%, 3/1/30(6)		7,586	6,526,387
Masonite International Corp., 5.375%, 2/1/28(6)		10,664	9,777,715
MIWD Holdco II, LLC/MIWD Finance Corp., 5.50%, 2/1/30(6)		11,946	9,232,884
Oscar AcquisitionCo, LLC/Oscar Finance, Inc., 9.50%, 4/15/30(6)		6,506	5,524,501
Smyrna Ready Mix Concrete, LLC, 6.00%, 11/1/28(6)		28,590	24,096,224
Standard Industries, Inc.:
2.25%, 11/21/26(9)	EUR	2,250	1,850,393
3.375%, 1/15/31(6)		1,448	1,086,854
4.375%, 7/15/30(6)		19,589	15,875,121
4.75%, 1/15/28(6)		5,000	4,393,600
5.00%, 2/15/27(6)		3,894	3,529,541
			$ 98,692,711
Cable & Satellite TV — 2.0%
CCO Holdings, LLC/CCO Holdings Capital Corp.:
4.25%, 2/1/31(6)		9,055	$ 7,168,436
4.50%, 8/15/30(6)		46,569	37,873,636
4.75%, 3/1/30(6)		23,215	19,550,861
4.75%, 2/1/32(6)		10,825	8,686,169
5.375%, 6/1/29(6)		4,414	3,950,530
6.375%, 9/1/29(6)		17,313	15,981,466
			$ 93,211,098
Capital Goods — 0.8%
Madison IAQ, LLC, 5.875%, 6/30/29(6)		19,482	$ 13,399,038
Patrick Industries, Inc.:
4.75%, 5/1/29(6)		11,623	8,793,787
7.50%, 10/15/27(6)		1,955	1,800,608
Roller Bearing Co. of America, Inc., 4.375%, 10/15/29(6)		13,918	12,230,164
			$ 36,223,597
Chemicals — 2.1%
ASP Unifrax Holdings, Inc., 5.25%, 9/30/28(6)		8,599	$ 6,859,130

See Notes to Financial Statements.

Eaton Vance
Income Fund of Boston
October 31, 2022
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Chemicals (continued)
Avient Corp., 7.125%, 8/1/30(6)		6,980	$ 6,684,013
Compass Minerals International, Inc., 6.75%, 12/1/27(6)		25,208	23,750,137
NOVA Chemicals Corp.:
4.25%, 5/15/29(6)		12,262	10,029,085
4.875%, 6/1/24(6)		4,122	4,017,940
Nufarm Australia, Ltd./Nufarm Americas, Inc., 5.00%, 1/27/30(6)		11,561	9,795,751
SPCM S.A.:
2.625%, 2/1/29(9)	EUR	3,944	3,020,216
2.625%, 2/1/29(6)	EUR	1,150	880,641
Valvoline, Inc., 4.25%, 2/15/30(6)		17,669	17,033,093
W.R. Grace Holdings, LLC:
4.875%, 6/15/27(6)		12,574	11,017,968
5.625%, 10/1/24(6)		2,019	1,981,992
			$ 95,069,966
Consumer Products — 0.7%
Central Garden & Pet Co., 4.125%, 10/15/30		4,279	$ 3,542,931
Edgewell Personal Care Co., 4.125%, 4/1/29(6)		9,750	8,341,125
Spectrum Brands, Inc., 5.50%, 7/15/30(6)		4,077	3,279,303
Tempur Sealy International, Inc., 3.875%, 10/15/31(6)		21,832	16,437,968
			$ 31,601,327
Containers — 0.7%
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC, 3.00%, 9/1/29(9)	EUR	3,900	$ 2,767,490
Canpack S.A./Canpack US, LLC, 3.875%, 11/15/29(6)		17,234	13,720,504
Crown Americas, LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/26		4,555	4,214,901
Crown Americas, LLC/Crown Americas Capital Corp. VI, 4.75%, 2/1/26		5,205	4,990,059
Mauser Packaging Solutions Holding Co., 7.25%, 4/15/25(6)		6,069	5,471,674
			$ 31,164,628
Diversified Financial Services — 3.2%
AG TTMT Escrow Issuer, LLC, 8.625%, 9/30/27(6)		9,924	$ 9,974,513
Ally Financial, Inc., Series B, 4.70% to 5/15/26(7)(8)		15,568	11,335,450
Bread Financial Holdings, Inc., 4.75%, 12/15/24(6)		10,508	9,198,316
Cargo Aircraft Management, Inc., 4.75%, 2/1/28(6)		14,850	13,280,726
Compass Group Diversified Holdings, LLC, 5.25%, 4/15/29(6)		4,552	3,926,259
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.25%, 5/15/26		8,006	7,700,491
Security	Principal Amount* (000's omitted)	Value
Diversified Financial Services (continued)
Jane Street Group/JSG Finance, Inc., 4.50%, 11/15/29(6)	17,156	$ 15,202,704
Jefferson Capital Holdings, LLC, 6.00%, 8/15/26(6)	12,728	10,615,152
MSCI, Inc., 3.875%, 2/15/31(6)	14,559	12,293,983
Oxford Finance, LLC/Oxford Finance Co-Issuer II, Inc., 6.375%, 2/1/27(6)	12,525	11,481,292
PRA Group, Inc.:
5.00%, 10/1/29(6)	3,474	2,791,255
7.375%, 9/1/25(6)	14,462	13,854,298
PROG Holdings, Inc., 6.00%, 11/15/29(6)	10,891	8,917,061
Rocket Mortgage, LLC/Rocket Mortgage Co.-Issuer, Inc.:
2.875%, 10/15/26(6)	5,000	4,186,075
3.625%, 3/1/29(6)	10,487	8,154,796
4.00%, 10/15/33(6)	1,960	1,373,725
		$ 144,286,096
Diversified Media — 1.5%
Arches Buyer, Inc.:
4.25%, 6/1/28(6)	5,584	$ 4,593,845
6.125%, 12/1/28(6)	5,638	4,355,355
Cars.com, Inc., 6.375%, 11/1/28(6)	13,266	11,514,357
Clear Channel Outdoor Holdings, Inc., 5.125%, 8/15/27(6)	12,883	11,618,727
CMG Media Corp., 8.875%, 12/15/27(6)	15,406	13,097,796
Match Group Holdings II, LLC, 3.625%, 10/1/31(6)	11,518	8,796,296
National CineMedia, LLC:
5.75%, 8/15/26	12,070	1,041,581
5.875%, 4/15/28(6)	15,402	6,213,090
Urban One, Inc., 7.375%, 2/1/28(6)	6,253	5,479,129
		$ 66,710,176
Energy — 10.7%
Aethon III BR, LLC, 9.00%, (1 mo. USD LIBOR + 7.50%), 10/1/25(10)	23,440	$ 23,509,078
Aethon United BR, L.P./Aethon United Finance Corp., 8.25%, 2/15/26(6)	12,695	12,921,948
Antero Midstream Partners, L.P./Antero Midstream Finance Corp., 5.75%, 3/1/27(6)	17,535	16,738,210
Callon Petroleum Co.:
7.50%, 6/15/30(6)	5,657	5,382,862
8.00%, 8/1/28(6)	8,188	8,177,929
Cheniere Energy Partners, L.P.:
4.00%, 3/1/31	16,689	14,091,774
4.50%, 10/1/29	10,945	9,681,400
Cheniere Energy, Inc., 4.625%, 10/15/28	15,118	13,977,422

See Notes to Financial Statements.

Eaton Vance
Income Fund of Boston
October 31, 2022
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Energy (continued)
Colgate Energy Partners III, LLC:
5.875%, 7/1/29(6)	17,088	$ 15,973,350
7.75%, 2/15/26(6)	11,543	11,510,465
CrownRock, L.P./CrownRock Finance, Inc., 5.00%, 5/1/29(6)	8,181	7,443,532
CVR Energy, Inc., 5.75%, 2/15/28(6)	18,358	16,641,068
DT Midstream, Inc., 4.125%, 6/15/29(6)	12,661	10,976,897
EQM Midstream Partners, L.P.:
4.50%, 1/15/29(6)	13,348	11,378,503
4.75%, 1/15/31(6)	10,843	9,087,464
6.00%, 7/1/25(6)	2,269	2,200,476
6.50%, 7/1/27(6)	6,208	6,067,947
7.50%, 6/1/30(6)	9,265	9,022,720
Hilcorp Energy I, L.P./Hilcorp Finance Co., 5.75%, 2/1/29(6)	6,919	6,346,626
Kinetik Holdings, L.P., 5.875%, 6/15/30(6)	17,417	16,360,545
Nabors Industries, Ltd., 9.00%, 2/1/25(6)	10,914	11,082,638
Neptune Energy Bondco PLC, 6.625%, 5/15/25(6)	30,993	30,168,788
New Fortress Energy, Inc., 6.50%, 9/30/26(6)	20,247	19,680,185
Occidental Petroleum Corp.:
6.20%, 3/15/40	4,187	4,037,440
6.45%, 9/15/36	12,234	12,155,580
8.50%, 7/15/27	17,429	18,976,172
8.875%, 7/15/30	14,937	16,972,241
Parkland Corp.:
4.50%, 10/1/29(6)	4,534	3,826,968
4.625%, 5/1/30(6)	15,192	12,674,686
Precision Drilling Corp.:
6.875%, 1/15/29(6)	7,086	6,526,667
7.125%, 1/15/26(6)	4,397	4,325,549
Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25(6)	12,620	10,660,366
Southwestern Energy Co., 4.75%, 2/1/32	15,141	13,092,120
Sunoco, L.P./Sunoco Finance Corp.:
4.50%, 5/15/29	3,737	3,218,771
4.50%, 4/30/30	17,021	14,518,147
Superior Plus, L.P./Superior General Partner, Inc., 4.50%, 3/15/29(6)	16,150	13,728,808
Tap Rock Resources, LLC, 7.00%, 10/1/26(6)	21,630	20,229,582
Transocean Poseidon, Ltd., 6.875%, 2/1/27(6)	7,024	6,735,902
Venture Global Calcasieu Pass, LLC:
3.875%, 8/15/29(6)	11,144	9,586,013
4.125%, 8/15/31(6)	9,904	8,468,069
Weatherford International, Ltd., 8.625%, 4/30/30(6)	11,736	11,085,356
Western Midstream Operating, L.P., 4.30%, 2/1/30	9,985	8,802,027
		$ 488,042,291
Security	Principal Amount* (000's omitted)	Value
Entertainment & Film — 0.4%
Cinemark USA, Inc.:
5.25%, 7/15/28(6)	15,025	$ 11,443,192
5.875%, 3/15/26(6)	4,218	3,557,271
8.75%, 5/1/25(6)	3,076	3,088,898
		$ 18,089,361
Environmental — 1.6%
Clean Harbors, Inc.:
4.875%, 7/15/27(6)	4,075	$ 3,840,871
5.125%, 7/15/29(6)	4,445	4,127,538
Covanta Holding Corp.:
4.875%, 12/1/29(6)	15,831	13,517,379
5.00%, 9/1/30	3,610	3,014,350
GFL Environmental, Inc.:
3.50%, 9/1/28(6)	17,515	14,895,544
3.75%, 8/1/25(6)	7,155	6,778,933
4.25%, 6/1/25(6)	11,354	10,855,900
4.75%, 6/15/29(6)	21,153	18,484,285
		$ 75,514,800
Food & Drug Retail — 1.4%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons, L.P./Albertsons, LLC:
4.875%, 2/15/30(6)	21,488	$ 19,122,386
5.875%, 2/15/28(6)	7,375	6,904,623
7.50%, 3/15/26(6)	4,000	4,108,580
Arko Corp., 5.125%, 11/15/29(6)	21,544	17,088,701
Ingles Markets, Inc., 4.00%, 6/15/31(6)	8,368	6,961,317
Murphy Oil USA, Inc.:
4.75%, 9/15/29	1,235	1,113,507
5.625%, 5/1/27	10,031	9,640,443
		$ 64,939,557
Food, Beverage & Tobacco — 2.5%
BellRing Brands, Inc., 7.00%, 3/15/30(6)	22,672	$ 21,459,841
Darling Ingredients, Inc., 6.00%, 6/15/30(6)	8,243	7,945,057
Herbalife Nutrition, Ltd./HLF Financing, Inc., 7.875%, 9/1/25(6)	12,153	11,373,447
JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 1/15/30(6)	15,378	14,053,622
Performance Food Group, Inc.:
4.25%, 8/1/29(6)	24,007	20,395,147
6.875%, 5/1/25(6)	4,425	4,420,708

See Notes to Financial Statements.

Eaton Vance
Income Fund of Boston
October 31, 2022
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Food, Beverage & Tobacco (continued)
Pilgrim's Pride Corp., 3.50%, 3/1/32(6)		23,928	$ 18,381,848
US Foods, Inc., 4.75%, 2/15/29(6)		16,081	14,289,577
			$ 112,319,247
Gaming — 2.6%
Caesars Entertainment, Inc.:
4.625%, 10/15/29(6)		5,260	$ 4,218,415
6.25%, 7/1/25(6)		12,288	12,008,413
8.125%, 7/1/27(6)		23,616	23,008,006
CDI Escrow Issuer, Inc., 5.75%, 4/1/30(6)		12,610	11,399,440
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc.:
4.625%, 1/15/29(6)		7,727	6,734,583
6.75%, 1/15/30(6)		14,562	11,462,697
International Game Technology PLC:
5.25%, 1/15/29(6)		5,000	4,651,500
6.25%, 1/15/27(6)		10,017	9,947,933
6.50%, 2/15/25(6)		5,280	5,290,137
Jacobs Entertainment, Inc., 6.75%, 2/15/29(6)		16,811	14,849,745
Scientific Games International, Inc., 7.00%, 5/15/28(6)		16,866	16,358,502
			$ 119,929,371
Healthcare — 9.4%
AdaptHealth, LLC:
4.625%, 8/1/29(6)		4,011	$ 3,388,724
5.125%, 3/1/30(6)		10,165	8,840,399
6.125%, 8/1/28(6)		6,030	5,585,288
Athenahealth Group, Inc., 6.50%, 2/15/30(6)		21,339	16,682,190
Avantor Funding, Inc., 3.875%, 7/15/28(9)	EUR	5,850	5,080,283
Centene Corp.:
2.50%, 3/1/31		22,695	17,454,951
3.00%, 10/15/30		15,528	12,525,351
3.375%, 2/15/30		28,751	23,928,020
4.25%, 12/15/27		7,680	7,096,474
4.625%, 12/15/29		13,039	11,821,679
Endo DAC/Endo Finance, LLC/Endo Finco, Inc., 5.875%, 10/15/24(6)(11)		6,987	5,555,988
Endo Luxembourg Finance Co. I S.a.r.l./Endo US, Inc., 6.125%, 4/1/29(6)(11)		15,196	11,515,556
Grifols Escrow Issuer S.A., 4.75%, 10/15/28(6)		14,514	11,358,294
HCA, Inc.:
3.50%, 9/1/30		9,000	7,468,245
5.625%, 9/1/28		8,537	8,209,305
5.875%, 2/15/26		8,250	8,176,466
Security	Principal Amount* (000's omitted)		Value
Healthcare (continued)
HealthEquity, Inc., 4.50%, 10/1/29(6)		12,012	$ 10,510,500
Horizon Therapeutics USA, Inc., 5.50%, 8/1/27(6)		8,690	8,385,285
IQVIA, Inc.:
2.25%, 3/15/29(9)	EUR	6,633	5,339,936
5.00%, 5/15/27(6)		5,124	4,889,603
Legacy LifePoint Health, LLC, 4.375%, 2/15/27(6)		6,907	5,462,242
LifePoint Health, Inc., 5.375%, 1/15/29(6)		22,745	14,563,623
Medline Borrower, L.P., 5.25%, 10/1/29(6)		35,802	27,943,819
ModivCare Escrow Issuer, Inc., 5.00%, 10/1/29(6)		7,580	6,460,932
ModivCare, Inc., 5.875%, 11/15/25(6)		11,006	10,471,278
Molina Healthcare, Inc.:
3.875%, 11/15/30(6)		17,921	15,271,061
3.875%, 5/15/32(6)		7,551	6,317,469
Option Care Health, Inc., 4.375%, 10/31/29(6)		14,497	12,538,818
Organon & Co./Organon Foreign Debt Co.-Issuer B.V., 5.125%, 4/30/31(6)		10,855	9,237,062
P&L Development, LLC/PLD Finance Corp., 7.75%, 11/15/25(6)		8,407	6,501,301
Perrigo Finance Unlimited Co., 4.40%, 6/15/30		16,473	13,803,880
PRA Health Sciences, Inc., 2.875%, 7/15/26(6)		3,107	2,804,990
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/1/26(6)		3,790	3,029,612
Team Health Holdings, Inc., 6.375%, 2/1/25(6)		18,643	14,116,293
Teleflex, Inc., 4.25%, 6/1/28(6)		3,838	3,479,205
Tenet Healthcare Corp.:
4.375%, 1/15/30(6)		8,208	6,900,876
4.625%, 9/1/24(6)		1,949	1,885,979
4.875%, 1/1/26(6)		11,694	11,073,166
5.125%, 11/1/27(6)		11,694	10,799,760
6.125%, 10/1/28(6)		15,216	13,194,174
6.875%, 11/15/31		8,334	7,085,150
US Acute Care Solutions, LLC, 6.375%, 3/1/26(6)		24,976	22,705,806
Varex Imaging Corp., 7.875%, 10/15/27(6)		9,994	9,768,996
			$ 429,228,029
Homebuilders & Real Estate — 3.7%
Brookfield Property REIT, Inc./BPR Cumulus, LLC/BPR Nimbus, LLC/GGSI Sellco, LLC:
4.50%, 4/1/27(6)		10,327	$ 8,808,105
5.75%, 5/15/26(6)		4,906	4,565,082
Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%, 2/1/26(6)		10,253	9,294,652
Greystar Real Estate Partners, LLC, 5.75%, 12/1/25(6)		16,834	16,309,200
HAT Holdings I, LLC/HAT Holdings II, LLC:
3.75%, 9/15/30(6)		12,698	8,780,984

See Notes to Financial Statements.

Eaton Vance
Income Fund of Boston
October 31, 2022
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Homebuilders & Real Estate (continued)
HAT Holdings I, LLC/HAT Holdings II, LLC: (continued)
6.00%, 4/15/25(6)		12,725	$ 12,148,558
KB Home:
4.00%, 6/15/31		751	569,964
4.80%, 11/15/29		4,873	3,984,815
M/I Homes, Inc., 4.95%, 2/1/28		10,706	9,201,700
Outfront Media Capital, LLC/Outfront Media Capital Corp.:
4.625%, 3/15/30(6)		5,545	4,594,615
6.25%, 6/15/25(6)		8,819	8,707,748
Taylor Morrison Communities, Inc.:
5.75%, 1/15/28(6)		6,217	5,706,522
5.875%, 6/15/27(6)		10,898	10,233,712
TopBuild Corp., 4.125%, 2/15/32(6)		16,235	12,734,871
VICI Properties, L.P./VICI Note Co., Inc.:
3.75%, 2/15/27(6)		2,441	2,144,174
4.50%, 9/1/26(6)		6,735	6,138,606
4.625%, 12/1/29(6)		8,800	7,672,580
5.625%, 5/1/24(6)		11,505	11,370,507
5.75%, 2/1/27(6)		4,084	3,867,895
Vivion Investments S.a.r.l.:
3.00%, 8/8/24(9)	EUR	26,200	22,294,947
3.50%, 11/1/25(9)	EUR	700	577,632
			$ 169,706,869
Insurance — 0.8%
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(6)		18,412	$ 16,826,635
BroadStreet Partners, Inc., 5.875%, 4/15/29(6)		13,354	10,749,482
GTCR AP Finance, Inc., 8.00%, 5/15/27(6)		11,039	10,533,346
			$ 38,109,463
Leisure — 2.5%
Life Time, Inc.:
5.75%, 1/15/26(6)		12,585	$ 11,736,205
8.00%, 4/15/26(6)		5,417	4,731,173
Lindblad Expeditions, LLC, 6.75%, 2/15/27(6)		12,088	10,771,150
NCL Corp., Ltd.:
5.875%, 3/15/26(6)		6,558	5,383,036
5.875%, 2/15/27(6)		5,378	4,808,443
7.75%, 2/15/29(6)		4,500	3,595,230
NCL Finance, Ltd., 6.125%, 3/15/28(6)		3,490	2,718,692
Royal Caribbean Cruises, Ltd., 11.625%, 8/15/27(6)		13,833	13,289,640
Security	Principal Amount* (000's omitted)	Value
Leisure (continued)
SeaWorld Parks & Entertainment, Inc., 5.25%, 8/15/29(6)	11,950	$ 10,295,088
Speedway Motorsports, LLC/Speedway Funding II, Inc., 4.875%, 11/1/27(6)	13,899	12,096,721
Viking Cruises, Ltd.:
5.875%, 9/15/27(6)	23,162	18,359,404
6.25%, 5/15/25(6)	8,680	7,606,241
7.00%, 2/15/29(6)	6,622	5,263,404
Viking Ocean Cruises Ship VII, Ltd., 5.625%, 2/15/29(6)	4,238	3,309,942
		$ 113,964,369
Metals & Mining — 1.8%
Eldorado Gold Corp., 6.25%, 9/1/29(6)	13,023	$ 10,555,272
First Quantum Minerals, Ltd., 7.50%, 4/1/25(6)	11,684	11,347,617
Freeport-McMoRan, Inc., 5.45%, 3/15/43	13,849	11,397,519
Hudbay Minerals, Inc.:
4.50%, 4/1/26(6)	9,000	7,917,930
6.125%, 4/1/29(6)	5,478	4,548,493
New Gold, Inc., 7.50%, 7/15/27(6)	20,492	17,505,520
Novelis Corp.:
3.25%, 11/15/26(6)	6,885	6,043,665
4.75%, 1/30/30(6)	15,432	13,139,731
		$ 82,455,747
Paper — 0.4%
Enviva Partners, L.P./Enviva Partners Finance Corp., 6.50%, 1/15/26(6)	17,646	$ 16,969,011
Glatfelter Corp., 4.75%, 11/15/29(6)	2,549	1,645,341
		$ 18,614,352
Publishing & Printing — 0.8%
LABL, Inc.:
5.875%, 11/1/28(6)	5,099	$ 4,438,858
8.25%, 11/1/29(6)	10,223	8,161,890
McGraw-Hill Education, Inc.:
5.75%, 8/1/28(6)	6,483	5,725,753
8.00%, 8/1/29(6)	22,939	19,582,336
		$ 37,908,837
Restaurant — 1.8%
1011778 B.C. Unlimited Liability Company/New Red Finance, Inc.:
3.875%, 1/15/28(6)	17,005	$ 14,978,344
4.00%, 10/15/30(6)	21,200	17,338,420

See Notes to Financial Statements.

Eaton Vance
Income Fund of Boston
October 31, 2022
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Restaurant (continued)
1011778 B.C. Unlimited Liability Company/New Red Finance, Inc.: (continued)
4.375%, 1/15/28(6)	7,702	$ 6,773,216
5.75%, 4/15/25(6)	2,861	2,854,119
Dave & Buster's, Inc., 7.625%, 11/1/25(6)	22,970	22,940,254
IRB Holding Corp., 7.00%, 6/15/25(6)	7,551	7,555,455
Yum! Brands, Inc., 3.625%, 3/15/31	12,686	10,206,521
		$ 82,646,329
Services — 5.5%
Adtalem Global Education, Inc., 5.50%, 3/1/28(6)	12,065	$ 11,027,289
Allied Universal Holdco, LLC/Allied Universal Finance Corp.:
6.625%, 7/15/26(6)	16,803	16,078,707
9.75%, 7/15/27(6)	14,398	12,552,824
Allied Universal Holdco, LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l.:
4.625%, 6/1/28(6)	7,816	6,408,964
4.625%, 6/1/28(6)	5,543	4,647,830
APi Group DE, Inc., 4.75%, 10/15/29(6)	14,613	12,339,107
BCPE Empire Holdings, Inc., 7.625%, 5/1/27(6)	26,310	24,095,180
Gartner, Inc.:
3.625%, 6/15/29(6)	4,186	3,566,974
3.75%, 10/1/30(6)	8,478	7,142,722
4.50%, 7/1/28(6)	8,049	7,475,469
GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC, 7.125%, 7/31/26(6)	21,286	20,167,846
Hertz Corp. (The):
4.625%, 12/1/26(6)	2,214	1,890,734
5.00%, 12/1/29(6)	17,844	14,183,749
Korn Ferry, 4.625%, 12/15/27(6)	12,207	11,121,554
NESCO Holdings II, Inc., 5.50%, 4/15/29(6)	2,912	2,559,459
Sabre GLBL, Inc., 9.25%, 4/15/25(6)	15,050	14,609,562
SRS Distribution, Inc.:
6.00%, 12/1/29(6)	11,046	9,032,369
6.125%, 7/1/29(6)	12,045	9,812,731
Summer (BC) Bidco B, LLC, 5.50%, 10/31/26(6)	14,099	11,242,066
Univar Solutions USA, Inc., 5.125%, 12/1/27(6)	13,390	12,405,166
WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(6)	21,413	20,000,143
WESCO Distribution, Inc., 7.25%, 6/15/28(6)	7,946	8,072,381
White Cap Buyer, LLC, 6.875%, 10/15/28(6)	4,497	3,822,000
White Cap Parent, LLC, 8.25%, (8.25% cash or 9.00% PIK), 3/15/26(6)(12)	6,938	5,873,190
		$ 250,128,016
Security	Principal Amount* (000's omitted)	Value
Steel — 1.1%
Allegheny Ludlum, LLC, 6.95%, 12/15/25	9,369	$ 9,178,907
ATI, Inc., 5.875%, 12/1/27	2,447	2,227,274
Big River Steel, LLC/BRS Finance Corp., 6.625%, 1/31/29(6)	5,508	5,193,383
Cleveland-Cliffs, Inc., 6.75%, 3/15/26(6)	9,527	9,473,792
Infrabuild Australia Pty, Ltd., 12.00%, 10/1/24(6)	18,189	16,919,590
TMS International Corp., 6.25%, 4/15/29(6)	11,257	7,911,578
		$ 50,904,524
Super Retail — 3.3%
Asbury Automotive Group, Inc.:
4.625%, 11/15/29(6)	5,184	$ 4,276,593
4.75%, 3/1/30	8,395	6,891,103
5.00%, 2/15/32(6)	2,178	1,761,523
Bath & Body Works, Inc.:
6.625%, 10/1/30(6)	3,425	3,072,567
6.75%, 7/1/36	3,883	3,217,823
6.875%, 11/1/35	12,561	10,577,053
6.95%, 3/1/33	9,848	8,122,630
7.60%, 7/15/37	4,391	3,479,253
9.375%, 7/1/25(6)	1,599	1,661,001
Group 1 Automotive, Inc., 4.00%, 8/15/28(6)	10,459	8,615,549
Ken Garff Automotive, LLC, 4.875%, 9/15/28(6)	7,199	5,987,462
LCM Investments Holdings II, LLC, 4.875%, 5/1/29(6)	13,822	11,695,278
Lithia Motors, Inc.:
3.875%, 6/1/29(6)	6,549	5,294,703
4.375%, 1/15/31(6)	9,784	7,958,942
4.625%, 12/15/27(6)	3,872	3,451,117
Metis Merger Sub, LLC, 6.50%, 5/15/29(6)	8,905	7,167,723
PetSmart, Inc./PetSmart Finance Corp.:
4.75%, 2/15/28(6)	10,291	9,416,368
7.75%, 2/15/29(6)	17,595	16,558,830
Sonic Automotive, Inc.:
4.625%, 11/15/29(6)	11,575	9,096,040
4.875%, 11/15/31(6)	9,394	7,105,875
Victoria's Secret & Co., 4.625%, 7/15/29(6)	18,554	14,804,793
		$ 150,212,226
Technology — 4.8%
Black Knight InfoServ, LLC, 3.625%, 9/1/28(6)	8,750	$ 7,601,563
Booz Allen Hamilton, Inc.:
3.875%, 9/1/28(6)	17,280	15,256,512
4.00%, 7/1/29(6)	7,232	6,331,371
Ciena Corp., 4.00%, 1/31/30(6)	9,145	7,742,294
Clarios Global, L.P., 6.75%, 5/15/25(6)	3,642	3,649,721

See Notes to Financial Statements.

Eaton Vance
Income Fund of Boston
October 31, 2022
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Technology (continued)
Clarios Global, L.P./Clarios US Finance Co.:
4.375%, 5/15/26(9)	EUR	23,968	$ 22,211,893
6.25%, 5/15/26(6)		7,212	6,994,630
8.50%, 5/15/27(6)		15,107	14,830,466
Coherent Corp., 5.00%, 12/15/29(6)		10,761	9,257,688
Condor Merger Sub, Inc., 7.375%, 2/15/30(6)		11,715	9,708,552
Fair Isaac Corp., 4.00%, 6/15/28(6)		13,114	11,900,627
Imola Merger Corp., 4.75%, 5/15/29(6)		25,062	21,652,190
ON Semiconductor Corp., 3.875%, 9/1/28(6)		14,229	12,572,246
Open Text Corp., 3.875%, 2/15/28(6)		7,623	6,540,305
Open Text Holdings, Inc., 4.125%, 2/15/30(6)		6,669	5,325,830
Presidio Holdings, Inc.:
4.875%, 2/1/27(6)		1,858	1,718,083
8.25%, 2/1/28(6)		22,823	20,344,651
Seagate HDD Cayman, 3.375%, 7/15/31		3,854	2,756,419
Sensata Technologies B.V., 5.00%, 10/1/25(6)		593	575,896
Sensata Technologies, Inc., 3.75%, 2/15/31(6)		10,754	8,588,682
Viavi Solutions, Inc., 3.75%, 10/1/29(6)		8,715	7,288,747
VM Consolidated, Inc., 5.50%, 4/15/29(6)		18,612	16,272,472
			$ 219,120,838
Telecommunications — 4.7%
Altice France S.A.:
5.125%, 7/15/29(6)		7,505	$ 5,666,275
5.50%, 1/15/28(6)		6,163	4,885,348
5.50%, 10/15/29(6)		7,934	6,064,948
8.125%, 2/1/27(6)		13,848	12,698,616
Connect Finco S.a.r.l./Connect US Finco, LLC, 6.75%, 10/1/26(6)		25,353	23,873,652
DKT Finance ApS, 9.375%, 6/17/23(6)		7,695	7,435,294
Iliad Holding SASU:
5.125%, 10/15/26(9)	EUR	300	276,685
6.50%, 10/15/26(6)		13,075	12,129,547
7.00%, 10/15/28(6)		4,042	3,668,580
LCPR Senior Secured Financing DAC:
5.125%, 7/15/29(6)		8,082	6,828,724
6.75%, 10/15/27(6)		3,785	3,534,130
Level 3 Financing, Inc., 4.25%, 7/1/28(6)		16,265	13,463,028
Sprint Capital Corp., 6.875%, 11/15/28		25,675	26,534,856
Sprint Corp.:
7.125%, 6/15/24		7,445	7,536,507
7.625%, 2/15/25		14,960	15,391,596
7.625%, 3/1/26		6,584	6,882,815
7.875%, 9/15/23		10,119	10,298,542
Security	Principal Amount* (000's omitted)		Value
Telecommunications (continued)
T-Mobile USA, Inc.:
2.25%, 2/15/26		8,420	$ 7,572,812
2.625%, 2/15/29		10,523	8,715,662
2.875%, 2/15/31		6,314	5,090,473
Viasat, Inc., 5.625%, 4/15/27(6)		4,544	4,209,403
Virgin Media Finance PLC, 5.00%, 7/15/30(6)		5,464	4,388,973
Virgin Media Vendor Financing Notes III DAC, 4.875%, 7/15/28(9)	GBP	7,258	6,695,775
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 7/15/28(6)		6,250	5,329,724
Ziggo B.V., 4.875%, 1/15/30(6)		5,296	4,458,596
			$ 213,630,561
Transport Excluding Air & Rail — 0.3%
Seaspan Corp., 5.50%, 8/1/29(6)		16,368	$ 12,648,191
			$ 12,648,191
Utility — 3.4%
Calpine Corp.:
4.50%, 2/15/28(6)		8,179	$ 7,363,575
5.00%, 2/1/31(6)		11,673	9,890,044
5.125%, 3/15/28(6)		11,510	10,230,076
5.25%, 6/1/26(6)		2,399	2,280,320
Drax Finco PLC, 6.625%, 11/1/25(6)		13,633	12,697,299
FirstEnergy Corp.:
2.65%, 3/1/30		4,218	3,419,343
Series B, 4.40%, 7/15/27		15,324	14,416,359
Leeward Renewable Energy Operations, LLC, 4.25%, 7/1/29(6)		8,263	6,705,135
NRG Energy, Inc.:
3.375%, 2/15/29(6)		6,548	5,463,788
3.625%, 2/15/31(6)		10,913	8,699,079
3.875%, 2/15/32(6)		13,645	10,787,055
5.25%, 6/15/29(6)		4,920	4,476,610
5.75%, 1/15/28		8,150	7,792,745
Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(6)		10,699	9,647,102
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., 5.00%, 6/1/31(6)		8,331	7,022,950
TerraForm Power Operating, LLC:
4.75%, 1/15/30(6)		5,000	4,505,300
5.00%, 1/31/28(6)		13,722	12,743,227
Vistra Operations Co., LLC:
4.375%, 5/1/29(6)		9,360	8,028,166

See Notes to Financial Statements.

Eaton Vance
Income Fund of Boston
October 31, 2022
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Utility (continued)
Vistra Operations Co., LLC: (continued)
5.00%, 7/31/27(6)	9,285	$ 8,581,615
		$ 154,749,788
Total Corporate Bonds (identified cost $4,507,545,635)		$3,932,312,722

Preferred Stocks — 0.5%
Security	Shares	Value
Services — 0.5%
WESCO International, Inc., Series A, 10.625% to 6/22/25(8)	898,591	$ 24,261,957
Total Preferred Stocks (identified cost $25,216,937)		$ 24,261,957

Senior Floating-Rate Loans — 2.9%(13)
Borrower/Description	Principal Amount (000's omitted)	Value
Air Transportation — 0.7%
Mileage Plus Holdings, LLC, Term Loan, 8.777%, (3 mo. USD LIBOR + 5.25%), 6/21/27	$21,860	$ 22,365,293
SkyMiles IP, Ltd., Term Loan, 7.993%, (3 mo. USD LIBOR + 3.75%), 10/20/27	10,000	10,102,780
		$ 32,468,073
Gaming — 0.4%
Spectacle Gary Holdings, LLC, Term Loan, 8.004%, (1 mo. USD LIBOR + 4.25%), 11/19/28	$16,528	$ 15,908,104
		$ 15,908,104
Healthcare — 0.3%
Jazz Financing Lux S.a.r.l., Term Loan, 7.254%, (1 mo. USD LIBOR + 3.50%), 5/5/28	$7,558	$ 7,483,232
Pluto Acquisition I, Inc., Term Loan, 6/22/26(14)	9,579	8,349,974
		$ 15,833,206
Leisure — 0.2%
Peloton Interactive, Inc., Term Loan, 8.346%, (SOFR + 6.50%), 5/25/27	$10,307	$ 10,015,135
		$ 10,015,135
Borrower/Description	Principal Amount (000's omitted)	Value
Services — 0.7%
Spin Holdco, Inc., Term Loan, 7.144%, (3 mo. USD LIBOR + 4.00%), 3/4/28	$15,422	$ 13,654,250
Travelport Finance (Luxembourg) S.a.r.l., Term Loan, 12.424%, (3 mo. USD LIBOR + 8.75%), 5.174% cash, 7.25% PIK, 2/28/25	17,671	17,527,546
		$ 31,181,796
Super Retail — 0.5%
PetSmart, Inc., Term Loan, 7.50%, (1 mo. USD LIBOR + 3.75%), 2/11/28	$23,777	$ 22,939,883
		$ 22,939,883
Technology — 0.1%
Riverbed Technology, Inc., Term Loan, 11.20%, (1 mo. USD LIBOR + 8.00%), 9.20% cash, 2.00% PIK, 12/7/26	$8,597	$ 3,342,212
		$ 3,342,212
Total Senior Floating-Rate Loans (identified cost $140,152,971)		$ 131,688,409

Miscellaneous — 2.7%
Security	Principal Amount/ Shares	Value
Containers — 0.0%
ACC Claims Holdings, LLC(1)(2)	11,599,560	$ 0
		$ 0
Gaming — 2.7%
PGP Investors, LLC, Membership Interests(1)(2)(3)	57,265	$ 124,162,642
		$ 124,162,642
Services — 0.0%(4)
Hertz Corp., Escrow Certificates(2)	$3,679,000	$ 275,925
		$ 275,925
Total Miscellaneous (identified cost $2,147,258)		$ 124,438,567

See Notes to Financial Statements.

Eaton Vance
Income Fund of Boston
October 31, 2022
Portfolio of Investments — continued

Short-Term Investments — 4.4%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.88%(15)	199,716,515	$ 199,716,515
Total Short-Term Investments (identified cost $199,716,515)		$ 199,716,515
Total Investments — 98.2% (identified cost $4,943,452,373)		$4,482,652,741
Other Assets, Less Liabilities — 1.8%		$ 81,146,332
Net Assets — 100.0%		$4,563,799,073
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
*	In U.S. dollars unless otherwise indicated.
(1)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 12).
(2)	Non-income producing security.
(3)	Restricted security (see Note 8).
(4)	Amount is less than 0.05%.
(5)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.
(6)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2022, the aggregate value of these securities is $3,149,300,891 or 69.0% of the Fund's net assets.
(7)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(8)	Security converts to variable rate after the indicated fixed-rate coupon period.
(9)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2022, the aggregate value of these securities is $70,115,250 or 1.5% of the Fund's net assets.
(10)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2022.
(11)	Issuer is in default with respect to interest and/or principal payments.
(12)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.
(13)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(14)	This Senior Loan will settle after October 31, 2022, at which time the interest rate will be determined.
(15)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2022.

Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	17,270,611	EUR	17,113,816	Bank of America, N.A.	1/31/23	$ 231,300	$ —
USD	17,250,870	EUR	17,113,819	Bank of America, N.A.	1/31/23	211,556	—
USD	17,247,654	EUR	17,113,817	Bank of America, N.A.	1/31/23	208,342	—
USD	13,706,024	EUR	13,618,280	Bank of America, N.A.	1/31/23	147,031	—
USD	199,231	GBP	171,657	Citibank, N.A.	1/31/23	1,773	—
USD	6,391,641	GBP	5,498,601	HSBC Bank USA, N.A.	1/31/23	66,553	—
						$866,555	$ —

See Notes to Financial Statements.

Eaton Vance
Income Fund of Boston
October 31, 2022
Portfolio of Investments — continued

Abbreviations:
LIBOR	– London Interbank Offered Rate
OTC	– Over-the-counter
PIK	– Payment In Kind
SOFR	– Secured Overnight Financing Rate
Currency Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
USD	– United States Dollar

See Notes to Financial Statements.

Eaton Vance
Income Fund of Boston
October 31, 2022
Statement of Assets and Liabilities

October 31, 2022
Assets
Unaffiliated investments, at value (identified cost $4,743,735,858)	$ 4,282,936,226
Affiliated investment, at value (identified cost $199,716,515)	199,716,515
Cash	3,449,318
Deposits for derivatives collateral — forward foreign currency exchange contracts	470,000
Foreign currency, at value (identified cost $1,738)	1,734
Interest receivable	65,816,518
Dividends receivable from affiliated investment	308,097
Receivable for investments sold	34,711,222
Receivable for Fund shares sold	6,935,060
Receivable for open forward foreign currency exchange contracts	866,555
Receivable from affiliate	31,196
Total assets	$4,595,242,441
Liabilities
Cash collateral due to brokers	$ 470,000
Payable for investments purchased	8,548,726
Payable for Fund shares redeemed	17,474,816
Distributions payable	584,397
Payable to affiliates:
Investment adviser fee	2,256,611
Distribution and service fees	171,039
Trustees' fees	9,042
Accrued expenses	1,928,737
Total liabilities	$ 31,443,368
Net Assets	$4,563,799,073
Sources of Net Assets
Paid-in capital	$ 5,475,857,702
Accumulated loss	(912,058,629)
Net Assets	$4,563,799,073
Class A Shares
Net Assets	$ 596,063,364
Shares Outstanding	123,285,663
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 4.83
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$ 4.99
Class C Shares
Net Assets	$ 43,918,919
Shares Outstanding	9,059,446
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 4.85
Class I Shares
Net Assets	$ 2,692,890,556
Shares Outstanding	556,846,282
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 4.84

See Notes to Financial Statements.

Eaton Vance
Income Fund of Boston
October 31, 2022
Statement of Assets and Liabilities — continued

October 31, 2022
Class R Shares
Net Assets	$ 19,860,404
Shares Outstanding	4,102,716
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 4.84
Class R6 Shares
Net Assets	$1,211,065,830
Shares Outstanding	250,386,354
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 4.84
On sales of $100,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.

Eaton Vance
Income Fund of Boston
October 31, 2022
Statement of Operations

Year Ended
October 31, 2022
Investment Income
Dividend income (net of foreign taxes withheld of $2,117)	$ 3,796,248
Dividend income from affiliated investments	1,586,578
Interest and other income	294,240,090
Total investment income	$ 299,622,916
Expenses
Investment adviser fee	$ 32,710,093
Distribution and service fees:
Class A	1,772,115
Class C	542,389
Class R	110,142
Trustees’ fees and expenses	108,500
Custodian fee	894,606
Transfer and dividend disbursing agent fees	4,712,616
Legal and accounting services	207,075
Printing and postage	2,395,225
Registration fees	194,425
Miscellaneous	200,729
Total expenses	$ 43,847,915
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 1,124,292
Total expense reductions	$ 1,124,292
Net expenses	$ 42,723,623
Net investment income	$ 256,899,293
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ (68,958,932)
Investment transactions - affiliated investments	(38,335)
Foreign currency transactions	(153,503)
Forward foreign currency exchange contracts	10,935,121
Net realized loss	$ (58,215,649)
Change in unrealized appreciation (depreciation):
Investments	$ (714,843,666)
Foreign currency	(13,174)
Forward foreign currency exchange contracts	572,985
Net change in unrealized appreciation (depreciation)	$(714,283,855)
Net realized and unrealized loss	$(772,499,504)
Net decrease in net assets from operations	$(515,600,211)

See Notes to Financial Statements.

Eaton Vance
Income Fund of Boston
October 31, 2022
Statements of Changes in Net Assets

	Year Ended October 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 256,899,293	$ 292,035,932
Net realized gain (loss)	(58,215,649)	148,953,040
Net change in unrealized appreciation (depreciation)	(714,283,855)	207,655,320
Net increase (decrease) in net assets from operations	$ (515,600,211)	$ 648,644,292
Distributions to shareholders:
Class A	$ (34,820,430)	$ (39,199,473)
Class C	(2,260,719)	(2,600,246)
Class I	(180,194,555)	(197,793,426)
Class R	(1,031,313)	(1,078,291)
Class R6	(67,257,071)	(57,506,391)
Total distributions to shareholders	$ (285,564,088)	$ (298,177,827)
Tax return of capital to shareholders:
Class A	$ (2,499,362)	$ (7,651,401)
Class C	(161,450)	(489,604)
Class I	(12,800,566)	(38,226,041)
Class R	(74,675)	(207,702)
Class R6	(4,968,962)	(11,284,242)
Total tax return of capital to shareholders	$ (20,505,015)	$ (57,858,990)
Transactions in shares of beneficial interest:
Class A	$ (141,990,377)	$ (41,268,447)
Class C	(13,800,807)	(23,257,368)
Class I	(1,054,136,788)	(170,796,607)
Class R	(1,980,156)	(3,327,000)
Class R6	79,446,848	112,366,728
Net decrease in net assets from Fund share transactions	$(1,132,461,280)	$ (126,282,694)
Net increase (decrease) in net assets	$(1,954,130,594)	$ 166,324,781
Net Assets
At beginning of year	$ 6,517,929,667	$ 6,351,604,886
At end of year	$ 4,563,799,073	$6,517,929,667

See Notes to Financial Statements.

Eaton Vance
Income Fund of Boston
October 31, 2022
Financial Highlights

	Class A
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 5.590	$ 5.340	$ 5.580	$ 5.490	$ 5.800
Income (Loss) From Operations
Net investment income(1)	$ 0.230	$ 0.235	$ 0.251	$ 0.281	$ 0.290
Net realized and unrealized gain (loss)	(0.715)	0.304	(0.173)	0.127	(0.282)
Total income (loss) from operations	$ (0.485)	$ 0.539	$ 0.078	$ 0.408	$ 0.008
Less Distributions
From net investment income	$ (0.256)	$ (0.242)	$ (0.260)	$ (0.287)	$ (0.296)
Tax return of capital	(0.019)	(0.047)	(0.058)	(0.031)	(0.022)
Total distributions	$ (0.275)	$ (0.289)	$ (0.318)	$ (0.318)	$ (0.318)
Net asset value — End of year	$ 4.830	$ 5.590	$ 5.340	$ 5.580	$ 5.490
Total Return(2)	(8.87)% (3)	10.23% (3)	1.56% (3)	7.63%	0.13%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$596,063	$841,709	$843,097	$767,671	$813,970
Ratios (as a percentage of average daily net assets):(4)
Expenses	1.00% (3)(5)	1.00% (3)	1.01% (3)	1.04%	0.99%
Net investment income	4.40%	4.21%	4.68%	5.08%	5.13%
Portfolio Turnover of the Portfolio(6)	—	—	32%	38%	39%
Portfolio Turnover of the Fund	28%	63%	18% (7)	—	—
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser and/or administrator reimbursed certain operating expenses (equal to 0.02%, 0.01% and 0.02% of average daily net assets for the years ended October 31, 2022, 2021 and 2020, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.
(5)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).
(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.
(7)	For the period from June 15, 2020 through October 31, 2020 when the Fund was making investments directly in securities.
References to Portfolio herein are to Boston Income Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on June 12, 2020 and which had the same investment objectives and policies as the Fund during such period.

See Notes to Financial Statements.

Eaton Vance
Income Fund of Boston
October 31, 2022
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 5.600	$ 5.350	$ 5.590	$ 5.500	$ 5.810
Income (Loss) From Operations
Net investment income(1)	$ 0.191	$ 0.194	$ 0.212	$ 0.241	$ 0.248
Net realized and unrealized gain (loss)	(0.707)	0.303	(0.177)	0.124	(0.283)
Total income (loss) from operations	$ (0.516)	$ 0.497	$ 0.035	$ 0.365	$ (0.035)
Less Distributions
From net investment income	$ (0.218)	$ (0.207)	$ (0.225)	$ (0.248)	$ (0.256)
Tax return of capital	(0.016)	(0.040)	(0.050)	(0.027)	(0.019)
Total distributions	$ (0.234)	$ (0.247)	$ (0.275)	$ (0.275)	$ (0.275)
Net asset value — End of year	$ 4.850	$ 5.600	$ 5.350	$ 5.590	$ 5.500
Total Return(2)	(9.39)% (3)	9.39% (3)	0.74% (3)	6.79%	(0.62)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$43,919	$65,596	$85,246	$112,343	$184,383
Ratios (as a percentage of average daily net assets):(4)
Expenses	1.75% (3)(5)	1.75% (3)	1.76% (3)	1.79%	1.74%
Net investment income	3.65%	3.47%	3.95%	4.36%	4.38%
Portfolio Turnover of the Portfolio(6)	—	—	32%	38%	39%
Portfolio Turnover of the Fund	28%	63%	18% (7)	—	—
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser and/or administrator reimbursed certain operating expenses (equal to 0.02%, 0.01% and 0.02% of average daily net assets for the years ended October 31, 2022, 2021 and 2020, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.
(5)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).
(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.
(7)	For the period from June 15, 2020 through October 31, 2020 when the Fund was making investments directly in securities.
References to Portfolio herein are to Boston Income Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on June 12, 2020 and which had the same investment objectives and policies as the Fund during such period.

See Notes to Financial Statements.

Eaton Vance
Income Fund of Boston
October 31, 2022
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 5.590	$ 5.340	$ 5.590	$ 5.500	$ 5.810
Income (Loss) From Operations
Net investment income(1)	$ 0.243	$ 0.249	$ 0.263	$ 0.294	$ 0.304
Net realized and unrealized gain (loss)	(0.704)	0.304	(0.181)	0.128	(0.282)
Total income (loss) from operations	$ (0.461)	$ 0.553	$ 0.082	$ 0.422	$ 0.022
Less Distributions
From net investment income	$ (0.269)	$ (0.254)	$ (0.272)	$ (0.300)	$ (0.309)
Tax return of capital	(0.020)	(0.049)	(0.060)	(0.032)	(0.023)
Total distributions	$ (0.289)	$ (0.303)	$ (0.332)	$ (0.332)	$ (0.332)
Net asset value — End of year	$ 4.840	$ 5.590	$ 5.340	$ 5.590	$ 5.500
Total Return(2)	(8.44)% (3)	10.50% (3)	1.64% (3)	7.90%	0.38%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,692,891	$4,267,314	$4,242,893	$3,678,145	$3,415,432
Ratios (as a percentage of average daily net assets):(4)
Expenses	0.75% (3)(5)	0.75% (3)	0.76% (3)	0.79%	0.74%
Net investment income	4.64%	4.47%	4.91%	5.32%	5.38%
Portfolio Turnover of the Portfolio(6)	—	—	32%	38%	39%
Portfolio Turnover of the Fund	28%	63%	18% (7)	—	—
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The investment adviser and/or administrator reimbursed certain operating expenses (equal to 0.02%, 0.01% and 0.02% of average daily net assets for the years ended October 31, 2022, 2021 and 2020, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.
(5)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).
(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.
(7)	For the period from June 15, 2020 through October 31, 2020 when the Fund was making investments directly in securities.
References to Portfolio herein are to Boston Income Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on June 12, 2020 and which had the same investment objectives and policies as the Fund during such period.

See Notes to Financial Statements.

Eaton Vance
Income Fund of Boston
October 31, 2022
Financial Highlights — continued

	Class R
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 5.600	$ 5.350	$ 5.590	$ 5.500	$ 5.810
Income (Loss) From Operations
Net investment income(1)	$ 0.217	$ 0.221	$ 0.239	$ 0.267	$ 0.276
Net realized and unrealized gain (loss)	(0.715)	0.304	(0.176)	0.126	(0.283)
Total income (loss) from operations	$ (0.498)	$ 0.525	$ 0.063	$ 0.393	$ (0.007)
Less Distributions
From net investment income	$ (0.244)	$ (0.230)	$ (0.248)	$ (0.274)	$ (0.282)
Tax return of capital	(0.018)	(0.045)	(0.055)	(0.029)	(0.021)
Total distributions	$ (0.262)	$ (0.275)	$ (0.303)	$ (0.303)	$ (0.303)
Net asset value — End of year	$ 4.840	$ 5.600	$ 5.350	$ 5.590	$ 5.500
Total Return(2)	(9.08)% (3)	9.95% (3)	1.28% (3)	7.34%	0.04%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$19,860	$25,010	$27,105	$35,182	$40,116
Ratios (as a percentage of average daily net assets):(4)
Expenses	1.25% (3)(5)	1.25% (3)	1.26% (3)	1.29%	1.24%
Net investment income	4.16%	3.97%	4.44%	4.83%	4.88%
Portfolio Turnover of the Portfolio(6)	—	—	32%	38%	39%
Portfolio Turnover of the Fund	28%	63%	18% (7)	—	—
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The investment adviser and/or administrator reimbursed certain operating expenses (equal to 0.02%, 0.01% and 0.02% of average daily net assets for the years ended October 31, 2022, 2021 and 2020, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.
(5)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).
(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.
(7)	For the period from June 15, 2020 through October 31, 2020 when the Fund was making investments directly in securities.
References to Portfolio herein are to Boston Income Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on June 12, 2020 and which had the same investment objectives and policies as the Fund during such period.

See Notes to Financial Statements.

Eaton Vance
Income Fund of Boston
October 31, 2022
Financial Highlights — continued

	Class R6
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 5.590	$ 5.350	$ 5.590	$ 5.500	$ 5.810
Income (Loss) From Operations
Net investment income(1)	$ 0.248	$ 0.254	$ 0.264	$ 0.300	$ 0.309
Net realized and unrealized gain (loss)	(0.704)	0.294	(0.167)	0.127	(0.282)
Total income (loss) from operations	$ (0.456)	$ 0.548	$ 0.097	$ 0.427	$ 0.027
Less Distributions
From net investment income	$ (0.274)	$ (0.258)	$ (0.276)	$ (0.304)	$ (0.314)
Tax return of capital	(0.020)	(0.050)	(0.061)	(0.033)	(0.023)
Total distributions	$ (0.294)	$ (0.308)	$ (0.337)	$ (0.337)	$ (0.337)
Net asset value — End of year	$ 4.840	$ 5.590	$ 5.350	$ 5.590	$ 5.500
Total Return(2)	(8.35)% (3)	10.39% (3)	1.92% (3)	8.00%	0.47%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,211,066	$1,318,299	$1,153,264	$251,435	$207,830
Ratios (as a percentage of average daily net assets):(4)
Expenses	0.66% (3)(5)	0.66% (3)	0.66% (3)	0.68%	0.66%
Net investment income	4.77%	4.55%	4.92%	5.42%	5.47%
Portfolio Turnover of the Portfolio(6)	—	—	32%	38%	39%
Portfolio Turnover of the Fund	28%	63%	18% (7)	—	—
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The investment adviser and/or administrator reimbursed certain operating expenses (equal to 0.02%, 0.01% and 0.02% of average daily net assets for the years ended October 31, 2022, 2021 and 2020, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.
(5)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended October 31, 2022).
(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.
(7)	For the period from June 15, 2020 through October 31, 2020 when the Fund was making investments directly in securities.
References to Portfolio herein are to Boston Income Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on June 12, 2020 and which had the same investment objectives and policies as the Fund during such period.

See Notes to Financial Statements.

Eaton Vance
Income Fund of Boston
October 31, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Income Fund of Boston (the Fund) is a diversified series of Eaton Vance Series Trust II (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to provide a high level of current income. The Fund’s secondary objectives are to seek growth of income and capital. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I, Class R and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Senior Loans, for which a valuation is not available or deemed unreliable, are fair valued by the investment adviser utilizing one or more of the valuation techniques described below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.

Eaton Vance
Income Fund of Boston
October 31, 2022
Notes to Financial Statements — continued

Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately.Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.
Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.
D  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2022, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
F  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
G  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
I  Forward Foreign Currency Exchange Contracts— The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

Eaton Vance
Income Fund of Boston
October 31, 2022
Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information
The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2022 and October 31, 2021 was as follows:
	Year Ended October 31,
	2022	2021
Ordinary income	$285,564,088	$298,177,827
Tax return of capital	$ 20,505,015	$ 57,858,990
During the year ended October 31, 2022, accumulated loss was decreased by $1,508,046 and paid-in capital was decreased by $1,508,046 due to differences between book and tax accounting for the Fund’s investment in the Portfolio. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of October 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Deferred capital losses	$ (374,013,320)
Net unrealized depreciation	(537,460,912)
Distributions payable	(584,397)
Accumulated loss	$(912,058,629)
At October 31, 2022, the Fund, for federal income tax purposes, had deferred capital losses of $374,013,320 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2022, $24,508,062 are short-term and $349,505,258 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at October 31, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$5,020,062,711
Gross unrealized appreciation	$ 153,909,487
Gross unrealized depreciation	(691,319,457)
Net unrealized depreciation	$ (537,409,970)

Eaton Vance
Income Fund of Boston
October 31, 2022
Notes to Financial Statements — continued

3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment adviser fee is computed at an annual rate as a percentage of average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $1.5 billion	0.625%
$1.5 billion but less than $2 billion	0.600%
$2 billion but less than $5 billion	0.575%
$5 billion but less than $10 billion	0.555%
$10 billion and over	0.535%
For the year ended October 31, 2022, the Fund’s investment adviser fee amounted to $32,710,093 or 0.59% of the Fund’s average daily net assets.
Pursuant to an investment sub-advisory agreement, BMR has delegated a portion of the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of BMR. BMR pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Fund. Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the "Liquidity Fund"), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended October 31, 2022, the investment adviser fee paid was reduced by $131,486 relating to the Fund's investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). EVM did not receive a fee for advisory services provided to Cash Reserves Fund.
EVM, an affiliate of BMR, serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 1.00%, 1.75%, 0.75%, 1.25% and 0.66% of the Fund’s average daily net assets for Class A, Class C, Class I, Class R and Class R6, respectively. This agreement may be changed or terminated after February 28, 2023. Pursuant to this agreement, EVM was allocated $992,806 of the Fund’s operating expenses for the year ended October 31, 2022.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2022, EVM earned $213,841 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $51,851 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2022. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM, BMR and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended October 31, 2022 in the amount of $15,843. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2022 amounted to $1,772,115 for Class A shares.
The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2022, the Fund paid or accrued to EVD $406,792 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2022, the Fund paid or accrued to EVD $55,071 for Class R shares.

Eaton Vance
Income Fund of Boston
October 31, 2022
Notes to Financial Statements — continued

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2022 amounted to $135,597 and $55,071 for Class C and Class R shares, respectively.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 0.75% (1% prior to April 29, 2022) CDSC if redeemed within 12 months (18 months prior to April 29, 2022) of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2022, the Fund was informed that EVD received approximately $46,000 and $4,000 of CDSCs paid by Class A and Class C shareholders, respectively.
6  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $1,477,544,084 and $2,676,542,384, respectively, for the year ended October 31, 2022.
7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:
	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class A
Sales	23,095,542	$ 121,645,591	41,725,055	$ 232,387,591
Issued to shareholders electing to receive payments of distributions in Fund shares	6,760,544	35,006,092	7,906,372	44,153,073
Redemptions	(57,142,211)	(298,642,060)	(56,849,721)	(317,809,111)
Net decrease	(27,286,125)	$ (141,990,377)	(7,218,294)	$ (41,268,447)
Class C
Sales	811,205	$ 4,268,548	2,194,126	$ 12,252,032
Issued to shareholders electing to receive payments of distributions in Fund shares	454,141	2,358,388	539,968	3,021,535
Redemptions	(3,914,954)	(20,427,743)	(6,945,785)	(38,530,935)
Net decrease	(2,649,608)	$ (13,800,807)	(4,211,691)	$ (23,257,368)
Class I
Sales	208,209,714	$ 1,084,495,334	280,103,106	$ 1,562,389,912
Issued to shareholders electing to receive payments of distributions in Fund shares	36,116,594	187,501,496	40,712,273	227,382,206
Redemptions	(450,597,312)	(2,326,133,618)	(351,573,741)	(1,960,568,725)
Net decrease	(206,271,004)	$(1,054,136,788)	(30,758,362)	$ (170,796,607)

Eaton Vance
Income Fund of Boston
October 31, 2022
Notes to Financial Statements — continued

	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class R
Sales	1,065,672	$ 5,653,358	894,213	$ 4,982,533
Issued to shareholders electing to receive payments of distributions in Fund shares	212,912	1,100,408	227,969	1,273,847
Redemptions	(1,645,240)	(8,733,922)	(1,720,554)	(9,583,380)
Net decrease	(366,656)	$ (1,980,156)	(598,372)	$ (3,327,000)
Class R6
Sales	57,127,762	$ 298,612,478	60,258,682	$ 336,510,111
Issued to shareholders electing to receive payments of distributions in Fund shares	13,971,636	72,026,107	12,290,761	68,682,371
Redemptions	(56,397,348)	(291,191,737)	(52,578,588)	(292,825,754)
Net increase	14,702,050	$ 79,446,848	19,970,855	$ 112,366,728
8  Restricted Securities
At October 31, 2022, the Fund owned the following securities (representing 2.9% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.
Description	Date(s) of Acquisition	Shares	Cost	Value
Common Stocks
Ascent CNR Corp., Class A	4/25/16, 11/16/16	32,029,863	$ 18,931	$ 8,327,765
iFIT Health and Fitness, Inc.	10/6/22	128,520	449,820	89,964
New Cotai Participation Corp., Class B	4/12/13	36	1,111,500	0
Nine Point Energy Holdings, Inc.	7/15/14, 10/21/14	157,059	7,228,624	0
Total Common Stocks			$ 8,808,875	$ 8,417,729
Convertible Preferred Stocks
Nine Point Energy Holdings, Inc., Series A, 12.00%, (PIK)	5/26/17	2,928	$ 2,928,000	$ 0
Total Convertible Preferred Stocks			$ 2,928,000	$ 0
Miscellaneous
PGP Investors, LLC, Membership Interests	10/23/12, 2/18/15, 4/23/18, 11/30/20, 12/17/21	57,265	$ 2,147,258	$ 124,162,642
Total Miscellaneous			$ 2,147,258	$124,162,642
Total Restricted Securities			$13,884,133	$132,580,371
9  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for

Eaton Vance
Income Fund of Boston
October 31, 2022
Notes to Financial Statements — continued

financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2022 is included in the Portfolio of Investments. At October 31, 2022, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts.
The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2022, the Fund had no open derivatives with credit-related contingent features in a net liability position.
The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2022 was as follows:
Fair Value
Derivative	Asset Derivative	Liability Derivative
Forward foreign currency exchange contracts	$866,555 (1)	$ —
(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

Eaton Vance
Income Fund of Boston
October 31, 2022
Notes to Financial Statements — continued

The Fund's derivative assets at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Fund’s derivative assets by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets as of October 31, 2022.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Bank of America, N.A.	$ 798,229	$ —	$ —	$ (210,000)	$ 588,229
Citibank, N.A.	1,773	—	—	—	1,773
HSBC Bank USA, N.A.	66,553	—	(66,553)	—	—
	$866,555	$ —	$(66,553)	$(210,000)	$590,002
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2022 was as follows:
Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)
Forward foreign currency exchange contracts	$10,935,121	$572,985
(1)	Statement of Operations location: Net realized gain (loss) - Forward foreign currency exchange contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) - Forward foreign currency exchange contracts.
The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2022, which is indicative of the volume of this derivative type, was approximately $76,398,000.
10  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $725 million unsecured line of credit agreement with a group of banks, which is in effect through October 24, 2023. In connection with the renewal of the agreement on October 25, 2022, the borrowing limit was decreased from $800 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Also in connection with the renewal of the agreement, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2022.

Eaton Vance
Income Fund of Boston
October 31, 2022
Notes to Financial Statements — continued

11  Investments in Affiliated Funds
At October 31, 2022, the value of the Fund's investment in funds that may be deemed to be affiliated was $199,716,515, which represents 4.4% of the Fund's net assets. Transactions in affiliated funds by the Fund for the year ended October 31, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period
Short-Term Investments
Cash Reserves Fund	$197,587,104	$984,520,578	$(1,182,069,347)	$ (38,335)	$ —	$ —	$ 103,832	—
Liquidity Fund	—	997,761,202	(798,044,687)	—	—	199,716,515	1,482,746	199,716,515
Total				$(38,335)	$ —	$199,716,515	$1,586,578
12  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2022, the hierarchy of inputs used in valuing the Fund's investments and open derivative instruments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 31,180,936	$ 79,377	$ 8,417,729	$ 39,678,042
Convertible Bonds	—	14,063,877	—	14,063,877
Convertible Preferred Stocks	16,366,396	126,256	0	16,492,652
Corporate Bonds	—	3,932,312,722	—	3,932,312,722
Preferred Stocks	24,261,957	—	—	24,261,957
Senior Floating-Rate Loans	—	131,688,409	—	131,688,409
Miscellaneous	—	275,925	124,162,642	124,438,567
Short-Term Investments	199,716,515	—	—	199,716,515
Total Investments	$271,525,804	$4,078,546,566	$132,580,371	$4,482,652,741
Forward Foreign Currency Exchange Contracts	$ —	$ 866,555	$ —	$ 866,555
Total	$271,525,804	$4,079,413,121	$132,580,371	$4,483,519,296

Eaton Vance
Income Fund of Boston
October 31, 2022
Notes to Financial Statements — continued

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
	Common Stocks	Convertible Preferred Stocks	Miscellaneous	Total
Balance as of October 31, 2021	$6,001,718	$ —	$ 36,326,090	$ 42,327,808
Realized gains (losses)	267,159	—	—	267,159
Change in net unrealized appreciation (depreciation)	2,148,852	—	92,176,236	94,325,088
Cost of purchases	449,820	—	1,229,755	1,679,575
Proceeds from sales, including return of capital	(449,820)	—	(5,569,438)	(6,019,258)
Accrued discount (premium)	—	—	—	—
Transfers to Level 3	—	—	—	—
Transfers from Level 3	—	—	—	—
Balance as of October 31, 2022	$8,417,729	$ —	$124,162,643	$132,580,372
Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2022	$3,804,026	$ —	$ 92,176,236	$ 95,980,262
The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investments held as of October 31, 2022:
Type of Investment	Fair Value as of October 31, 2022	Valuation Technique	Unobservable Input	Input	Impact to Valuation from an Increase to Input*
Common Stocks	$ 8,327,765	Market approach	EBITDA multiple discount rate	15%	Decrease
Common Stocks	89,964	Discounted cash flow blended terminal value	Discount rate	25%	Increase
Convertible Preferred Stocks	—	Estimated recovery value	Estimated recovery value percentage	0%	Increase
Miscellaneous	124,162,643	Market approach	Liquidity discount	15%	Decrease
Included in common stocks and miscellaneous are securites valued at $0 based on their estimated recovery value percentage.
*	Represents the directional change in the fair value of the Level 3 investments that would result in an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Eaton Vance
Income Fund of Boston
October 31, 2022
Notes to Financial Statements — continued

13  Risks and Uncertainties
Credit Risk
The Fund primarily invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.

Eaton Vance
Income Fund of Boston
October 31, 2022
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Series Trust II and Shareholders of Eaton Vance Income Fund of Boston:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Income Fund of Boston (the “Fund") (one of the funds constituting Eaton Vance Series Trust II), including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2022, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 22, 2022
We have served as the auditor of one or more Eaton Vance investment companies since 1959.

Eaton Vance
Income Fund of Boston
October 31, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended October 31, 2022, the Fund designates approximately $3,381,995, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
163(j) Interest Dividends. For the fiscal year ended October 31, 2022, the Fund designates 87.83% of distributions from net investment income as a 163(j) interest dividend.

Eaton Vance
Income Fund of Boston
October 31, 2022
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2022, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2022. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Following the “Overview” section, further information regarding the Board’s evaluation of a fund’s contractual arrangements is included under the “Results of the Contract Review Process” section.

Eaton Vance
Income Fund of Boston
October 31, 2022
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a particularly competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various new regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2022 meeting, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Income Fund of Boston (the “Fund”) and Boston Management and Research (the “Adviser”), and the sub-advisory agreement between the Adviser and Eaton Vance Advisers International Ltd. (the “Sub-adviser”), an affiliate of the Adviser, with respect to the Fund, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Fund.

Eaton Vance
Income Fund of Boston
October 31, 2022
Board of Trustees’ Contract Approval — continued

Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreement and the sub-advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.
The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. Regarding the Adviser, the Board considered the Adviser’s responsibilities with respect to oversight of the Sub-adviser. The Board also considered the abilities and experience of the Adviser’s investment professionals in analyzing special considerations relevant to investing in high-yield debt. With respect to the Sub-adviser, the Board considered the abilities and experience of the Sub-adviser’s investment professionals in analyzing factors such as special considerations relevant to investing in global high yield debt and foreign markets. The Board considered the international investment capabilities of the Sub-adviser, which is based in London, and the benefits to the Fund of having portfolio management services involving investments in international securities provided by investment professionals located abroad. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021. In this regard, the Board noted that the performance of the Fund was consistent with the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its primary and secondary benchmark indexes for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2021, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also received and considered information about the services offered and the fee rates charged by the Adviser and/or Sub-adviser to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as the Fund. In this regard, the Board received information about the differences in the nature and scope of services the Adviser and/or Sub-adviser provide to the Fund as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Adviser and/or Sub-adviser as between the Fund and other types of accounts. The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.

Eaton Vance
Income Fund of Boston
October 31, 2022
Board of Trustees’ Contract Approval — continued

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.

Eaton Vance
Income Fund of Boston
October 31, 2022
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2022, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Eaton Vance
Income Fund of Boston
October 31, 2022
Management and Organization

Fund Management. The Trustees of Eaton Vance Series Trust II (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 135 funds (with the exception of Mr. Bowser who oversees 110 funds) in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV (since 2021), Chief Executive Officer of EVM and BMR. Formerly, Chairman, Chief Executive Officer (2007-2021) and President (2006-2021) of EVC and Director of EVD (2007-2022). Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM and EV, which are affiliates of the Trust.
Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).
Noninterested Trustees
Alan C. Bowser(1) 1962	Trustee	Since 2022	Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- present).
Other Directorships. None.
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987- 1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.

Eaton Vance
Income Fund of Boston
October 31, 2022
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser(1) 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Eric A. Stein 1980	President	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.

Eaton Vance
Income Fund of Boston
October 31, 2022
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1) Mr. Bowser and Ms. Wiser began serving as Trustees effective April 4, 2022.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

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Investment Adviser
Boston Management and Research
Two International Place
Boston, MA 02110
Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Investment Sub-Adviser
Eaton Vance Advisers International Ltd.
125 Old Broad Street
London, EC2N 1AR
United Kingdom
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

443    10.31.22

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance Income Fund of Boston (the “Fund”) is a series of Eaton Vance Series Trust II (the “Trust”), a Massachusetts business trust, which, including the Fund, contains a total of 2 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual report.

(a)-(d)

The following table presents the aggregate fees billed to the fund for the fund’s fiscal years ended October 31, 2021 and October 31, 2022 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Income Fund of Boston

Fiscal Years Ended	10/31/21	10/31/22
Audit Fees	$90,461	$98,983
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$21,941	$1,350
All Other Fees(3)	$0	$0

Total	$112,402	$100,333

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (October 31 or June 30). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	6/30/21	10/31/21	6/30/22	10/31/22
Audit Fees	$79,250	$90,461	$86,250	$98,983
Audit-Related Fees(1)	$0	$0	$0	$0
Tax Fees(2)	$13,667	$21,941	$3,675	$1,350
All Other Fees(3)	$0	$0	$0	$0

Total	$92,917	$112,402	$89,925	$100,333

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
(4)	Fees are paid by the Fund’s administrator pursuant to the terms of its administrative services agreement.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	6/30/21	10/31/21	6/30/22	10/31/22
Registrant(1)	$13,667	$21,941	$3,675	$1,350
Eaton Vance(2)	$98,500	$51,800	$0	$52,836

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Morgan Stanley act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Series Trust II

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date: December 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: December 28, 2022

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date: December 28, 2022